Exhibit 10m-2

                                SECOND AMENDMENT

         This SECOND AMENDMENT dated as of October 25, 2002 (this "Amendment"), is made by and among (a) ROGERS CORPORATION, a Massachusetts corporation (the "Borrower"), having its principal place of business at One Technology Drive, Rogers, Connecticut 06263, (b) the direct and indirect Subsidiaries of the Borrower listed as Guarantors on the signature pages hereto (the "Guarantors"),
(c) FLEET NATIONAL BANK, a national banking association, as agent (in such capacity the "Agent") for the Banks referred to below; and (d) FLEET NATIONAL BANK and the other financial institutions from time to time parties to the Credit Agreement referred to below (collectively, the "Banks"). Terms defined in the Credit Agreement referred to below that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

         WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Multicurrency Revolving Credit Agreement dated as of December 8, 2000 (as amended as of September 7, 2001 and as further amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended in order to reduce the Commitment and to modify certain covenants therein; and

         WHEREAS, the Agent and the Banks have agreed, subject to the terms and conditions set forth in this Amendment, to an amendment to provide for such modification;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         ss.1.  Amendments to the Credit Agreement.

         (a) Section 8.3 of the Credit Agreement is hereby amended by restating the covenant in its entirety as follows:

                  8.3 Restrictions on Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in the following (each of which categories shall be interpreted as being separately permitted, notwithstanding any overlap among such categories):

                  (a) Investments described in Section 3.0 of the Borrower's Investment Policy as promulgated on June 19, 2002 and provided to the Agent and the Banks in October, 2002.

                  (b)  Investments   existing  on  the  date  hereof  (including
         existing Investments in the Foreign Subsidiaries and Joint Ventures) and listed on Schedule 8.3 hereto;

                  (c) Investments with respect to Indebtedness permitted by ss.8.1(f);

                  (d) (i) Investments by the Guarantors consisting of the Guaranty, (ii) Investments by any Subsidiary in the Borrower, (iii) Investments by the Borrower in any Guarantor, (iv) Investments in World Properties not to exceed $750,000 at any time outstanding, and (v) Investments made after the Closing Date in the Foreign Subsidiaries not to exceed $15,000,000 at any time outstanding;

                  (e) Investments  made after the Closing Date in Joint Ventures
         in  an  aggregate  amount  not  to  exceed   $30,000,000  at  any  time
         outstanding;

                  (f)   Investments   in   respect  of   Guarantied   JV/Foreign
         Indebtedness permitted by ss.8.1(i);

                  (g) Investments in respect of guaranties by the Borrower or any of its Domestic Subsidiaries of contractual obligations (not constituting Indebtedness) of Foreign Subsidiaries or Joint Ventures requiring payments in any fiscal year in excess of $500,000 ("Material JV/Foreign Contracts"); provided that the aggregate amount of required payments under all such guarantied Material JV/Foreign Contracts shall not exceed $5,000,000 in any fiscal year of the Borrower;

                  (h) Investments consisting of promissory notes received as proceeds of asset dispositions permitted by ss.8.5.2;

                  (i) Investments consisting of loans and advances to employees or former employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $1,500,000 in the aggregate at any time outstanding;

                  (j) Investments in respect of mergers, consolidations and acquisitions permitted by ss.8.5.1; and

                  (k) Investments other than as permitted by clauses (a) through
         (j) above; provided that the aggregate amount of all such Investments at any time outstanding shall not exceed three and one-half percent (3.5%) of Consolidated Tangible Net Worth at such time.

         For the avoidance of doubt, the foregoing restrictions shall not apply to investments made by any Guaranteed Pension Plan or Multiemployer Plan or so-called "Rabbi Trust" established for the benefit of directors or executives of the Borrower (or former executives or directors).

         For the  avoidance of further  doubt,  any  amendment to or revision of
Section 3.0 of the investment policy described in paragraph (a) of this ss.8.3 must, prior to its becoming effective for purposes of the Credit Agreement, be consented to and approved in strict compliance with the provisions of ss.25 of the Credit Agreement.

(b) Paragraph (f) of Section 8.5.2 of the Credit Agreement is hereby amended by restating the covenant in its entirety as follows:


                  (f) the Borrower or any Subsidiary may sell or otherwise dispose of all or any part of its stock or its assets to any other Person; provided that the aggregate value on the books of the Borrower and its Subsidiaries of the assets so sold or otherwise disposed of (including any dispositions of the assets or stock of World Properties pursuant to ss.8.11) shall not exceed (i) ten percent (10%) of
         Consolidated Tangible Assets in any fiscal year of the Borrower, as determined on the last day of the previous fiscal year, and (ii) twenty-five percent (25%) of Consolidated Tangible Assets in the aggregate during the term of this Credit Agreement, as determined on December 31, 2000 (it being understood that prior to December 31, 2000 the Borrower shall be required to comply only with the requirements of subclause (i) of this proviso with respect to such dispositions) (it is also understood that, in lieu of the limitation in subclause (i) of this proviso relating to dispositions of stock and/or assets, in the Borrower's fiscal year in which the Borrower completes the sale of its Moldable Composites Division dispositions shall not exceed the aggregate sum of $24,000,000. For the avoidance of doubt, the requirements of subclause (ii) shall continue to apply.); and

(c) The Credit Agreement is further amended by deleting Schedule 1 and replacing it with the amended form of Schedule 1 attached to this Amendment as Exhibit A, although the parties hereto acknowledge that the Borrower continues to have the unilateral right to reduce the Commitment pursuant to Section 2.3 of this Credit Agreement

         ss.2. Guarantors' Consent. Each of the Guarantors hereby consents to the amendments to the Credit Agreement set forth in this Amendment, and each confirms its obligation to the Agent and the Banks under its Guaranty and agrees that its guaranty of the Obligations thereunder shall extend to and include the Credit Agreement as amended by this Amendment.

         ss.3.   Representations,   Warranties   and   Covenants;   No  Default;
Authorization. The Borrower and the Guarantors hereby represent, warrant and covenant to the Agent and the Banks as follows:

         (a) each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and the other Loan Documents was true as of the date as of which it was made and is true as and at the date of this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate do not have a Material Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date), and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

         (b) this Amendment has been duly authorized, executed and delivered by each of the Borrower and Guarantors and is in full force and effect; and

         (c) upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrower and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

         ss.4. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the condition that this Amendment shall have been duly executed and delivered by the Borrower, each Guarantor, the Agent and the Majority Banks.

         ss.5. Ratification, etc. Except as expressly amended hereby, the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         ss.6. No Implied Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrower or Guarantors or any right of the Agent or any Bank consequent thereon.

         ss.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         ss.8. Governing Law. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW).

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                        Borrower:           ROGERS CORPORATION


                                            By: /s/Robert M. Soffer
                                                --------------------------------
                                                Name:  Robert M. Soffer
                                                Title: Vice President and
                                                       Secretary


                        Guarantors:         ROGERS L-K CORP.


                                            By: /s/Robert M. Soffer
                                                --------------------------------
                                                Name:  Robert M. Soffer
                                                Title: Vice President, Treasurer
                                                       and Secretary


                                            TL PROPERTIES, INC.


                                            By: /s/Robert M. Soffer
                                                --------------------------------
                                                Name:  Robert M. Soffer
                                                Title: Vice President, Treasurer
                                                       and Secretary


                                            ROGERS SPECIALTY MATERIALS
                                            CORPORATION


                                            By: /s/Robert M. Soffer
                                                --------------------------------
                                                Name:  Robert M. Soffer
                                                Title: Vice President, Treasurer
                                                       and Secretary


                                            ROGERS JAPAN INC.


                                            By: /s/Robert M. Soffer
                                                --------------------------------
                                                Name:  Robert M. Soffer
                                                Title: Vice President, Treasurer
                                                       and Secretary

                                            ROGERS SOUTHEAST ASIA, INC.


                                            By: /s/Robert M. Soffer
                                                --------------------------------
                                                Name:  Robert M. Soffer
                                                Title: Vice President, Treasurer
                                                       and Secretary


                                            ROGERS TAIWAN, INC.


                                            By: /s/Robert M. Soffer
                                                --------------------------------
                                                Name:  Robert M. Soffer
                                                Title: Vice President, Treasurer
                                                       and Secretary


                                            ROGERS KOREA, INC.


                                            By: /s/Robert M. Soffer
                                                --------------------------------
                                                Name:  Robert M. Soffer
                                                Title: Vice President, Treasurer
                                                       and Secretary

                                            ROGERS TECHNOLOGIES
                                            SINGAPORE, INC.


                                            By: /s/Robert M. Soffer
                                                --------------------------------
                                                Name:  Robert M. Soffer
                                                Title: Vice President, Treasurer
                                                       and Secretary


                                            ROGERS CIRCUIT MATERIALS
                                            INCORPORATED


                                            By: /s/Robert M. Soffer
                                                --------------------------------
                                                Name:  Robert M. Soffer
                                                Title: Vice President, Treasurer
                                                       and Secretary


                                            ROGERS CHINA, INC.


                                            By: /s/Robert M. Soffer
                                                --------------------------------
                                                Name:  Robert M. Soffer
                                                Title: Vice President, Treasurer
                                                       and Secretary

                        Agent and Banks:    FLEET NATIONAL BANK,
                                            individually and as Agent


                                            By: Joseph L Yotts
                                                --------------------------------
                                                Name:  Joseph L. Yotts
                                                Title: Vice President

                                            CITIZENS BANK OF CONNECTICUT


                                            By: /s/Patricia D. Donnelly
                                                --------------------------------
                                                Name:  Patricia D. Donnelly
                                                Title: Vice President

                                                                       EXHIBIT A
                                                                       ---------



                                   SCHEDULE 1
                                   ----------

                   Banks; Commitments; Commitment Percentages
                   ------------------------------------------

--------------------------------------------------------------------------------

     Bank; Address;
Domestic Lending Office;               Commitment
Eurodollar Lending Office              Percentage              Commitment
-------------------------              ----------              ----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fleet National Bank
100 Federal Street, MA DE 10010A         60.0%                 $30,000,000
Boston, MA  02110
Attn: Roger C. Boucher

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Citizens Bank of Connecticut
90 State House Square                    40.0%                 $20,000,000
Hartford, Connecticut 06103
Attn: Patricia D. Donnelly

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                                    100%                  $50,000,000
--------------------------------------------------------------------------------